Exhibit 10.9

CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([* * *]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2

TO LICENSE AGREEMENT

THIS AMENDMENT NO. 2 (the Second Amendment) is made as of January 5, 2018 (the Second Amendment Effective Date) by and between KUROS BIOSCIENCES AG (formerly Cytos Biotechnology, LTD), a company registered in Switzerland whose registered office is at Wagistrasse 25, 8952 Schlieren, Switzerland (“Licensor”), and CHECKMATE PHARMACEUTICALS, INC., having its registered office at One Broadway, 14th Floor, Cambridge, MA 02142, USA, (“Checkmate”). Licensor and Checkmate may be referred to herein as a “Party” or, collectively, as “Parties”.

WHEREAS

(A)	Licensor and Checkmate entered into a License Agreement dated June 17, 2015 (the Agreement), as amended on August 15, 2017.

(B)	Pursuant to Section 13.8 (titled “Entire Agreement of the Parties, Amendment”) of the Agreement, the Agreement may be amended only by the written agreement of the Parties.

(C)

Licensor and Checkmate desire to amend the Agreement to (i) expand the Field definition from the diagnosis, treatment and/or prevention of cancer in humans and animals to the diagnosis, treatment and/or prevention of any and all indications in humans and animals (the additional Fields hereinafter “Non Cancer Indications”), and (ii) agree on the financial terms for products to diagnose, treat and/or prevent Non Cancer Indications. Products containing human lgE, pTau/Tau, Amyloid beta, Influenza HA modifications or fragments thereof conjugated to Qbeta shall be explicitly excluded from the license.

(D)

It is acknowledged and agreed that subject to the terms of the Agreement (as amended), the rights granted hereunder to Checkmate and its Affiliates automatically include the right and license to use new, improved, modified or additional Licensor Technology which are controlled by Licensor at any time during the Term.

(E)	Additional IP required to develop Non-Cancer Indications Licensed Products shall be included in Schedule 1.42 and future costs for the prosecution of these patents shall be borne by Checkmate.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Licensor and Checkmate agree as follows:

Amendment and License Grant

1.	Modification of 1.28 Field Definition

It is hereby agreed that current Clause 1.28

1.28 “Field” means the diagnosis, treatment and/or prevention of cancer in humans and animals

Is changed to

1.28 “Field” means the diagnosis, treatment and/or prevention of all indications in humans and animals

2.	Addition of definitions

It is hereby agreed the following definitions will be added to Article 1.

1.73    “Cancer Field” means the diagnosis, treatment and/or prevention of cancer in humans and animals.

1.74    “Non-Cancer Field” means the diagnosis, treatment and/or prevention of all indications except cancer in humans and animals.

3.	Modification of 1.36 Licensed Compound Series

It is hereby agreed that Clause 1.36 (a) will be changed to “belonging to one of the three following series” will be replaced with “belonging to one of the five following series”

It is hereby agreed to replace the current text of clause 1.36(a) with the following:

1.36(a) Series 1: CYT003 (further described in Schedule 1.18) but excluding Licensed Compounds in Series 4 (as defined in 1.36(d)) and Licensed Compounds Series 5 (as defined in l.36(e))

Clause (e) will be added to 1.36

(e) Series 5: Qb VLPs, including CYT003, covalently conjugated with any antigen except lgE, pTau/Tau, Amyloid beta, Influenza HA or any modifications, improvements, fragments, variants or derivatives thereof and any fusion products containing the foregoing. Also, all Qb VLP Cancer Vaccines are excluded from Series 5.

4.	Modification of 1.37 Licensed Compound Series

It is hereby agreed that in Clause 1.37 the text

“referred to individually in l .36(a), (b), (c) and (d)”

will be replaced with

“referred to individually in 1.36(a), (b), (c), (d) and (e)”

5.	Milestone Extension of License

In partial consideration of the rights granted by Licensor to Checkmate and subject to the terms and conditions set forth in the Agreement, Checkmate shall pay to Licensor a one-time, non-refundable milestone payment of [***] within thirty (30) days after the execution of this Second Amendment.

6.	Milestone Payments for Licensed Compound Series 5

The Milestone payments for Licensed Compound Series 5 shall be the same as the Milestone payments for Licensed Compound Series 2. Therefore, it is hereby agreed that in Section 5.2.1 the following two tables

[***]

7.	Milestones for Additional Products in Licensed Compounds

It is hereby agreed that the current Clause 5.2.2 is replaced by:

“5.2.2 Each milestone payment in this Section 5.2 shall be payable only upon the first achievement of such milestone for the first Licensed Product from the same Licensed Compound Series and no amounts shall be due for subsequent or repeated achievements of such milestone with Licensed Products from such Licensed Compound Series, except for Licensed Products in Licensed Compound Series I in the Non-Cancer Field and Licensed Compound Series 4 and Licensed Compound Series 5 in the Field. For Licensed Products in Licensed Compound Series 4 each milestone payment shall be as stated in Section 5.2.1 for the first Licensed Product to reach said milestone in Licensed Compound Series 4, milestone payments shall be reduced by [***] for the second Licensed Product in Licensed Compound Series 4 to reach said milestone, and shall be reduced by [***] for the third Licensed Product in Licensed Compound Series 4 to reach said milestone. For Licensed Products in Licensed Compound Series I in the Non-Cancer Field each milestone payment shall be as stated in Section 5.2.1 for the first Non-Cancer indication in which such Milestone is reached, for the second Non-Cancer indication in which such milestone is reached with Licensed Compound Series I the payments shall be reduced by [***] for the third Non-Cancer indication in which such milestone is reached with Licensed Compound Series I in the Non-Cancer Field the payments shall be reduced [***]. For Licensed Products in Licensed Compound Series 5, each milestone payment shall be as stated in Section 5.2.1 for the [***] Licensed Products to reach said milestone in Licensed Compound Series 5.”

8.	Modification of Clause 5.2.3

It is hereby agreed to replace the current text of clause 5.2.3 with the following:

5.2.3 Milestones payments will be made on the first achievement of each milestone listed in Section 5.2.1 for Licensed Products in Licensed Compound Series 2 and 3, and for Licensed Products in Licensed Compound Series I in the Cancer Field. Milestone payments will be paid on the first, second and third achievement of each milestone listed in Section 5.2.1 for Licensed Products in Licensed Compound Series 4 and for Licensed Products in Licensed Compound Series I in the Non-Cancer Field, with milestones for the second and third achievement of said milestone being reduced as described in Section 5.2.2. Milestone payments will be paid on the first, second, third, fourth and fifth achievement of each milestone listed in Section 5.2.1 for Licensed Products in Licensed Compound Series 5.”

9.	Royalty Payments

The Royalty Payments for Licensed Products in Licensed Compound Series 1 shall be the same for the Cancer and the Non-Cancer field and the Royalty Payments for Licensed Products in Series 5 shall be the same as the Royalty Payments for Licensed Products in Licensed Compound Series 2 as set forth in the Agreement in Section 5.3. Therefore, it is hereby agreed that in Section 5.3.1 the table will be replaced with the table below:

[***]

It is also hereby agreed to change the text at the end of Section 5.3.1:

“For Licensed Products in Licensed Compound Series I, 2 and 3, royalties are payable on all Licensed Product Net Sales, however for Licensed Products in Licensed Compound Series 4 royalties are payable only on Net Sales of the first [***] Licensed Products in Licensed Compound Series 4.”

With the following text:

“For Licensed Products in Licensed Compound Series 1, 2 and 3, and 5 royalties are payable on all Licensed Product Net Sales, however for Licensed Products in Licensed Compound Series 4 royalties are payable only on Net Sales of the first [***] Licensed Products in Licensed Compound Series 4.”

10.	Certain Representations

As of the Second Amendment Effective Date, Licensor represents and warrants that (i) it has the right under the Licensor Technology to grant the licenses under Section 3.1 of the Agreement, including that Licensor Controls all Licensor Patents for all uses within the Field; (ii) it has not transferred the process for the production of CYT003 as of the date hereof to any current Licensee (or any other Third Party) except Checkmate, its current contract manufacturer Fuji Diosynth, and Arbutus BioPharma Corp whose license is now terminated and (iii) it has only granted licenses to Third Parties (other than Checkmate) for CYT003 conjugated to antigens and not to CYT003 when used alone.

Licensor hereby covenants that it will not materially amend the scope of any existing license granted to a Third Party under which such Third Party has rights to develop and commercialize CYT003 (each, a “CYT003 License”), without the prior written consent of Checkmate (not to be unreasonably withheld, conditioned or delayed). If any of the CYT003 Licenses are terminated or expire, Licensor agrees to expand the scope of the license granted herein to Checkmate under the Licensor Technology to include the products currently specifically excluded by Section l.36(e) and to expand the scope of Licensor Technology to cover such Products in each case to the extent that Licensor Controls such rights after termination or expiration of the applicable CYT003 License. Each such product shall be added to this Agreement as Non-Cancer Indication Licensed Products subject to the terms and conditions of the Agreement.

11.	Counterparts

This Second Amendment may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

12.	Reference to and Effect on the Agreement

To the extent any term or provision of this Second Amendment conflicts with any term or provision of the Agreement, the terms and provisions of this Second Amendment shall prevail. In all other respects, except as expressly amended by this -Second Amendment, the provisions of the Agreement (as amended on August 1 5, 2017) shall remain unchanged and in full force and effect.

BALANCE OF PAGE INTENTIONALLY BLANK

SIGNED by the Parties or their duly authorized officers on the dates set forth below, to be effective on the date set forth above.

KUROS BIOSCIENCES AG		CHECKMATE PHARMACEUTICALS, INC

Date: 5 January 2018		Date: 5 January 2018

By:	/s/ Alistair Irvine	By:	/s/ Arthur M. Krieg
Name: Alistair Irvine		Name: Arthur M. Krieg
Title: CBO		Title: CEO

KUROS BIOSCIENCES AG

Date: 5 January 2018

By:	/s/ Philippe Saudan
Name: Philippe Saudan
Title: CDO

Exhibit A

See following two pages

Kuros Biosciences AG	CONFIDENTIAL	1912.2017

Patent Family:	Guanine-Rich Oligonucleotides
Applicant:	Kuros Bioaciences AG
Inventors:	Frank Hennecke, Matthias Kinzler, Philippe Saudan, Jennifer Erickson, Isabelle Lacan, Chi Lan Le

Kuros Reference No.	Country	Application Type	Application Date	Application No.	Priority Country	Earliest Priority Date	Additional Priorities	Publication Date	Publication No.	Grant Date	Patent No.	Status
P33390PC00	PC	PCT with priority	08.07.2016	PCT/EP2016/088044	US	08.07.2015	EP151775202 (20.07.2015)	12.01.2017	WO2017/005818			Pending
P3339EP01	EP	PCT based with priority										To be filed
P3339JP00	JP	PCT based with priority										To be filed
P3339US00	US	PCT based with priority										To be filed

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Kuros Biosciences AG	CONFIDENTIAL	1912.2017

Patent Family:	Cat Allergen Fusion Proteins and Uses Thereof
Applicant:	Kuros Biosciences AG
Inventors:	Martin F. Bachmann, Stephan Utzinger, Klaus Dietmeier, Monika Bauer, Nicole Schmitz

Kuros Reference No.	Country	Application Type	Application Date	Application No.	Priority Country	Earliest Priority Date	Earliest Priority No.	Additional Priorities	Publication Date	Publication No	Grant Date	Patent No.	Status
P1048CA00	CA	PCT Based with Priority	17.03.2006	2599218	US	18.03.2005	60/662.918				11.08.2015	2599218	Granted
P1048DEEP	DE	Validated after EP	17.03.2006	6725140	US	18.03.2005	60/662.918		21.09.2006	EP1868642	08.05.2013	EP1868642	Granted
P1048ESEP	ES	Validated after EP	17.03.2006	6725140	US	18.03.2005	60/662.918		21.09.2006	EP1868642	08.05.2013	EP1868642	Granted
P1048FREP	FR	Validated after EP	17.03.2006	6725140	US	18.03.2005	60/662.918		21.09.2006	EP1868642	08.05.2013	EP1868642	Granted
P1048GBEP	GB	Validated after EP	17.03.2006	6725140	US	18.03.2005	60/662.918		21.09.2006	EP1868642	08.05.2013	EP1868642	Granted
P1048ITEP	IT	Validated after EP	17.03.2006	6725140	US	18.03.2005	60/662.918		21.09.2006	EP1868642	08.05.2013	EP1868642	Granted
P1048JP00	JP	PCT Based with Priority	17.03.2006	2008-501331	US	18.03.2005	60/662.918		04.09.2008	2008-535800	28.06.2013	5302671	Granted
P1048PC00	PC	PCT with priority	17.03.2006	PCT/EP2006/060845	US	18.03.2005	60/662.918		21.09.2006	WO2006/097530			Closed
P1048US01	US	PCT Based with Priority	17.03.2006	11/886.577	US	18.03.2005	60/662.918		09.07.2009	2009/0175896A1	03.08.2010	7.767.212	Granted

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